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                  ADDENDUM NUMBER 1 TO SUBSERVICING AGREEMENT

                         Dated as of December 1, 1998

                  Reference is made to that certain Subservicing Agreement dated as of November 1, 1998 (the "Sub-Servicing Agreement") by and among ContiMortgage Corporation, a Delaware corporation (the "Servicer"), ContiWest Corporation, a Nevada corporation, ContiSecurities Asset Funding Corp., a Delaware corporation (the "Depositor"), Continental Grain Company, a Delaware corporation (the "Subservicer") and Manufacturers and Traders Trust Company, a New York banking corporation (the "Trustee"), in its capacity as Trustee under various Pooling and Servicing Agreements listed on attached thereto which Schedule may be amended from time to time by delivery of notice thereof to the parties hereto and to the related Certificate Insurers (the "Pooling Agreements") and on behalf of the related securitization trusts (the "Trusts") formed pursuant to the Pooling Agreements.

                  Terms capitalized herein and not defined herein shall have their respective meanings set forth in the Sub-Servicing Agreement.

                  The parties to the Sub-Servicing Agreement hereby agree to amend the Schedule to the Sub-Servicing Agreement by adding thereto a reference to the Pooling Agreement relating to the Depositor's Series 1998-4 securitization Trust, with the result that the Series 1998-4 Trust will be one of the Trusts covered by the Sub-Servicing Agreement.

                  Consistent with the foregoing, the following is hereby added to the Schedule:

Series            Pooling Agreement

1998-4 Pooling and Servicing Agreement, dated as of December 1, 1998, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller, ContiWest Corporation, as Seller and Manufacturers and Traders Trust Company, as Trustee.


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                  IN WITNESS WHEREOF, the parties have caused this Addendum
Number 1 to be executed and delivered by their proper and duly authorized officers as of the date first above written.

                                      CONTIMORTGAGE CORPORATION,
                                        as Servicer and as Seller

                                      By: /s/ Margaret M. Curry
                                         ----------------------------------
                                         Name:  Margaret M. Curry
                                         Title: Senior Vice President

                                      By: /s/ Daniel J. Egan
                                         ----------------------------------
                                         Name:  Daniel J. Egan
                                         Title: Senior Vice President

                                      CONTINENTAL GRAIN COMPANY,
                                        as Subservicer

                                      By: /s/ Mark R. Baker
                                         ----------------------------------
                                         Name:  Mark R. Baker
                                         Title: Corporate Senior Vice President

                                      CONTISECURITIES ASSET FUNDING CORP.,
                                        as Depositor

                                      By: /s/ John Banu
                                         ---------------------------------
                                         Name:  John Banu
                                         Title: Authorized Signatory

                                      By: /s/ Mary Rapoport
                                         ---------------------------------
                                         Name:  Mary Rapoport
                                         Title: Authorized Signatory

                                      CONTIWEST CORPORATION,
                                        as Seller

                                      By: /s/ Joy B. Tolbert
                                         ----------------------------------
                                         Name:  Joy B. Tolbert
                                         Title: Vice President

                                      By: /s/ Todd Hart
                                         ----------------------------------
                                         Name:  Todd Hart
                                         Title: Assistant Secretary

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                                      MANUFACTURERS AND TRADERS
                                        TRUST COMPANY,
                                         as Trustee and on behalf of the Trusts

                                      By: /s/ Neil Witoff
                                         ----------------------------------
                                         Name:  Neil Witoff
                                         Title: Assistant Vice President




        [Signature Page to Addendum Number 1 to Subservicing Agreement]